                                                                    Exhibit 23.1

                          INDEPENDENT AUDITORS' CONSENT

We consent to the  incorporation  by reference in  Registration  Statement  Nos.
333-70037,  333-60314,  333-83920,  333-93943 and 333-88350 on Form S-3 and Nos.
333-95285,  333-81604, 333-62158 and 333-88346 on Form S-8 of NYFIX, Inc. of our
report on Javelin Technologies,  Inc. dated May 24, 2002, appearing in this Form
8-K/A of NYFIX, Inc.

                                         /s/ DELOITTE & TOUCHE LLP

Stamford, Connecticut
June 12, 2002